UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2014

Spindle, Inc.

(Exact name of registrant as specified in Charter)

Nevada	333-145088	20-8241820
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8700 E. Vista Bonita Drive., Ste. 260

Scottsdale, AZ 85255

(Address of Principal Executive Offices)

480-336-2653

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

On January 3, 2014 (the “Closing Date”), Spindle, Inc. (“Spindle”) completed its acquisition of substantially all of the assets (the “Assets”) of Y Dissolution, Inc., a Delaware corporation (formerly known as Yowza International, Inc.) (“Yowza”), used in connection with the business of providing retail coupons through a mobile application pursuant to an Asset Purchase Agreement, dated December 10, 2013, by and between Spindle and Yowza (the “Agreement”) in exchange for $500,000 and the Closing Share Consideration (defined below).  The information disclosed in Item 1.01 of the Current Report on Form 8-K filed by Spindle on December 16, 2013 is incorporated herein by reference.

Other than in respect of the transaction contemplated by the Agreement, there is no material relationship between Yowza and Spindle or any of its affiliates, or any director or officer of Spindle, or any associate of any such director or officer.

Item 3.02  Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of the Current Report on Form 8-K filed by Spindle on December 16, 2013 and Item 2.01 of this Current Report is incorporated herein by reference. Spindle relied on Rule 506 of Regulation D under the Securities Act of 1933, as amended, for the offer and sale of 1,642,000 unregistered shares of Spindle’s common stock (the "Closing Share Consideration") issued to (1) the holders of Yowza’s outstanding capital stock, and (2) certain executive management members and advisors of Yowza, in consideration of the acquisition of the Assets, inasmuch as (i)  the stockholders of Yowza are either accredited investors or sophisticated investors that received information about Spindle that was generally the same as information required to be delivered in a registered offering; and (ii) Spindle did not use general solicitation or advertising to market the securities issued. In accordance with the terms and conditions of the Agreement, 197,052 shares of the Closing Share Consideration will be held in escrow for a period of one year from the Closing Date.

As of the date of this Current Report, Spindle has 34,736,315 shares of common stock issued and outstanding, after taking into account the issuance of the Closing Share Consideration.

Item 7.01  Regulation FD Disclosure

On January 6, 2014, Spindle issued a press release announcing the closing of its acquisition of the Assets of Yowza. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1	Press release issued January 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Spindle, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Spindle, Inc.
(Registrant)

Date: January 9, 2014	By:	/s/ William Clark
William Clark
Chief Executive Officer

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